Exhibit 24.2



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Wasatch Pharmaceutical, Inc. on Form S-8 of our report dated April 11, 2002 incorporated in the Annual Report on Form 10-KSB of Wasatch Pharmaceutical, Inc. for the year ended December 31, 2001.


                                                /s/ Thomas Leger & Co. L.L.P.

Houston, Texas
May 10, 2002